Exhibit 10.1(z)









                           CENTURYTEL RETIREMENT PLAN

                                1999 RESTATEMENT

                                 January 1, 1999













Century Telephone Enterprises, Inc.
100 Century Park Boulevard
Monroe, Louisiana 71203                                                Company


                                   CENTURYTEL

                                 RETIREMENT PLAN

                                1999 RESTATEMENT

                                 January 1, 1999

                            (As Amended And Restated)

Century Telephone Enterprises, Inc.
100 Century Park Boulevard
Monroe, LA 71203                                                       Company


      The Company maintains this Retirement Plan, formerly the Pacific Telecom Retirement Plan, most recently restated effective January 1, 1990. The Plan exists for the exclusive benefit of eligible employees and is intended to comply with Sections 401 and 501 of the Internal Revenue Code and applicable regulations.

      To change the sponsoring employer of the Plan and the name of the Plan, to make conforming changes to coordinate the Plan with other plans maintained by the Company, and to comply with other changes in applicable law and regulations, the Company adopts this document as a complete amendment and restatement of the Plan as previously in effect (the Prior Plan).

                                    ARTICLE I

                          Effective Date; Qualification

                         1.01 Effective Date; Plan Year

            1.01-1 The effective date of this Amendment and Restatement is January 1, 1999, except as otherwise indicated herein with respect to specific provisions hereof.

            1.01-2 The rights of participants who do not have Hours of Service on or after January 1, 1999 and of their beneficiaries are controlled by the Prior Plan, and the right of all other participants and beneficiaries are controlled by this Amendment and Restatement, except as follows:

                  (a) Service  before  January 1, 1976 that would be disregarded due to a Break in Service rule of the Prior Plan as in effect before that date shall not be counted.

                  (b) Special increases in benefits payable to retirees and beneficiaries under the Prior Plan shall apply to retirees without an Hour of Service on or after the effective date of the Prior Plan and their beneficiaries.

                  (c) The  responsibilities of the Company and the Committee and the procedures for applying for benefits, processing claims and withholding benefits on reemployment, as provided in this Amendment and Restatement, shall apply to all participants.

            1.01-3 The Plan Year and limitation year shall be the calendar year.

      1.02  Qualification

            If the Commissioner of Internal Revenue determines that this Amendment and Restatement does not qualify under Section 401(a) of the Internal Revenue Code, the Company may amend the Plan retroactively to qualify.

                              ARTICLE IIARTICLE II

                   Application to the Company and Affiliates

      2.01  Eligible Employers

            2.01-1 The Company has adopted and any affiliate approved by the Company may adopt this Plan for its employees.

            2.01-2 "Affiliate" means a corporation, person or other entity that is one of the following:

                  (a) A member,  with an Employer,  of a controlled  group under
            Section 414(b) of the Internal Revenue Code.

                  (b) A  member,  with an  Employer,  of a group  of  trades  or businesses under common control under Section 414(c) of the Internal Revenue Code.

                  (c) A member, with an Employer, of an affiliated service group under Section 414(m) of the Internal Revenue Code.

            2.01-3 "Employer" means the Company and any adopting affiliate. This Plan is a single plan maintained by multiple employers in which all of the Plan assets are available to pay benefits for all participants.

            2.01-4 Employees of the following Affiliates are not eligible to participate in this Plan:

            (a)   Century Business Communications, Inc.

            (b)   Century Interactive Communications, Inc.

            (c)   CenturyTel Security Systems, Inc.

            2.01-5 The Prior Plan was maintained for the benefit of employees of Pacific Telecom, Inc. and its affiliates. Pacific Telecom, Inc.
was previously the sponsoring "Company" of this Plan. Effective January 1, 1999, Century Telephone Enterprises, Inc. is the sponsoring "Company" herein, and except as otherwise provided in the Plan, employees of Century Telephone Enterprises, Inc. and its Affiliates are eligible to participate in this Plan effective January 1, 1999.

      2.02  Service for Affiliates

            2.02-1 Transfer of employment from one Affiliate to another shall not constitute a termination of employment.

            2.02-2 Work for an Affiliate shall be counted as Service after the date of affiliation or an earlier date fixed by the Company in a statement of adoption.

            2.02-3 Except as provided below, Years of Service shall be counted under Article III during employment with the Company or any Affiliate, whether or not an Employer, and Benefit Years shall be counted under 3.06 during Service with an Employer and during Service with a nonadopting Affiliate if the obligation to pay benefits for such Affiliate Service is assumed from a plan maintained by the Affiliate. Benefit Years shall be counted for Service with Century Telephone Enterprises, Inc. or any Affiliate effective January 1, 1999. An assumption of benefit obligation shall be stated in writing by the Company, filed with the Retirement Committee and announced to employees.

            2.02-4 If a business is acquired by the Company or an Affiliate and not continued as a separate incorporated entity, Service for employees of the acquired business who become employees of the Company or the acquiring Affiliate shall be counted from their date of hire by the Company or the Affiliate. Past service for the acquired business may be counted for eligibility or benefits from dates fixed by the Company, filed with the Retirement Committee and announced to affected employees.

      2.03  Adoption Procedure

            An Affiliate may adopt this Plan by a statement in writing, signed by the Affiliate and approved by the Company. The statement shall include the effective date of adoption and any special provisions that are to be applicable only to employees of the adopting Affiliate.

                             ARTICLE IIIARTICLE III

                             Eligibility and Service

      3.01  Conditions of Eligibility

            3.01-1 Participation shall start the first of each month for each person who satisfies all of the following conditions:

                  (a)   Is a qualified employee of an Employer.
                  (b)   Has completed one Year of Service.
                  (c)   Is age 21 or over.

            3.01-2 "Qualified employee" means any employee except the following:

                  (a) An employee covered by a collective  bargaining  agreement that does not provide for participation in this Plan.

                  (b) A leased  employee  treated  as an  employee  for  pension purposes solely because of Section 414(n) of the Internal Revenue Code.

                  (c) A "casual employee" as categorized in Employer's personnel policies, including generally workers who are on call, have no regular established work week and no fixed days or hours of work.

            3.01-3 Every employee eligible to participate under this Plan or having a vested accrued benefit shall be known as a participant. The Committee shall furnish each participant with information about the Plan and benefits under it.

      3.02  Service

            3.02-1  "Service Year" means:

                  (a) With respect to Service Years ending prior to January 1, 1999:

                        (i) For eligibility under 3.01 and Break in Service
                  under 3.03 - an Employment Year.

                        (ii) For vesting under 7.01 - an Employment Year.

                        (iii) For accrual of benefits - an Employment Year.

                  (b) With respect to Service Years commencing on or after
            January 1, 1999:

                        (i) For eligibility under 3.01 - an Employment Year.

                        (ii)  For Break in Service under 3.03 - a Plan Year.

                        (iii) For vesting under 7.01 - a Plan Year.

                        (iv) For accrual of benefits - a Plan Year.

            3.02-2 "Employment Year" means the twelve (12) month period starting on the date the employee first performs an Hour of Service or an anniversary of that date.

            3.02-3   "Year of Service" means the following:

                  (a) Each  Service  Year in which an employee has 1,000 or more
            Hours of Service is a Year of Service.

                  (b) The 1,000-hour  requirement shall be prorated (at the rate of 2.7 hours per calendar day) for the part year in which employment ends from death or retirement.

            3.02-4  "Hours" for determining Service means the following:

                  (a) Hours, whether or not worked, for which the participant is directly or indirectly paid or entitled to payment.

                  (b)  Regularly  scheduled  hours during leave of absence under
            3.04 or layoff under 3.05.

                  (c) Hours covered by a back pay award or agreement, regardless of mitigation of damages, unless already counted.

                  (d) Hours paid for at or after  termination  of employment for unused vacation, holiday, sick leave, disability or jury duty.

            3.02-5 The following shall apply to Hours of Service for periods not worked:

                  (a) Hours shall be computed and attributed to Service Years in
            accordance   with   Department   of   Labor   Regulations   Sections
            2530.200b-2(b) and (c).

                  (b) Regularly scheduled hours during periods of disability when the individual is receiving payments from Employer or from an insurance company under a policy maintained by Employer shall be counted to the extent covered by 6.12.

                  (c) Hours directly or indirectly  paid for under  3.02-4(a) do not include hours during periods in which an individual receives payments solely under workers' compensation or unemployment compensation laws, regardless of the source of payment.

      3.03  Break in Service

            3.03-1   A Break in Service shall be determined as follows:

                  (a) Subject to (b), a One-Year  Break in Service is a Service
            Year in which an employee who has terminated employment has not more than 500 Hours of Service.

                  (b) Regardless of Hours of Service, an employee absent because of maternity or paternity shall not, because of such absence, have a One-Year Break in Service until the second Service Year following the Service Year in which the absence begins, subject to (d) below.

                  (c) Absence because of "maternity or paternity" means an absence from Service because of one or more of the following:

                        (1)   Pregnancy.

                        (2) Birth of the employee's child or care following birth.

                        (3) Adoption of the  employee's  child or care following
                  adoption or placement for adoption.

                  (d) Paragraph  (b)  shall  not  apply  unless  the  employee furnishes timely information satisfactory to the Committee to establish both of the following:

                        (1) That the absence was due to maternity or paternity.

                        (2) The length of such absence.

            3.03-2 Intermittent periods of Service shall be aggregated until the participant has five consecutive One-Year Breaks in Service. If such a Break occurs and the employee has a later Year of Service, Service before the Break will be counted only if:

                  (a) The employee had a vested interest before the Break.

                  (b) The number of Years of Service before the Break is greater than the number of consecutive One-Year Breaks in Service.

            3.03-3 If pre-Break Service is not counted under 3.03-2, the person shall be treated as newly hired. In any event, the first day of Service after rehire shall start a new Employment Year.

      3.04  Leaves of Absence

            3.04-1 Leaves of absence during which regularly scheduled Hours of Service accrue shall mean the following:

                  (a) Leave of absence  authorized  by Employer if the  employee returns within the time prescribed by Employer and otherwise fulfills all conditions imposed by Employer.

                  (b) Absence because of disability under 6.12.

                  (c) Periods of military  service if the employee  returns with employment rights protected by law.

            3.04-2 In authorizing leaves of absence, Employer shall treat all employees similarly situated alike as much as possible.

            3.04-3 If a person on leave fails to meet the conditions of the leave or fails to return to work when required, employment shall terminate and accrual of Service shall stop as of the date the leave began unless the failure is due to death or retirement.

      3.05  Layoff

            3.05-1 Regularly scheduled Hours of Service shall accrue during layoff subject to the rules below. An employee shall be considered laid off if separated from employment because of reduction of Employer's work force.

            3.05-2 An employee shall continue as laid off, whether or not employed elsewhere, until one of the following occurs:

                  (a) The employee  retires,  dies or resumes  employment at the request of Employer.

                  (b) Employer  notifies the employee that  employment  has been terminated.

                  (c) The employee elects to terminate employment, or the employee fails to report for work when recalled.

                  (d) Twelve months have passed.

            3.05-3 Termination of a layoff under 3.05-2(b),(c) or (d) shall be effective as of the date of the layoff.

      3.06  Benefit Years

            3.06-1 During a Year of Service, the following Hours of Service shall be Benefit Hours:

                  (a) Hours on the payroll of Employer as a qualified employee.

                  (b) Hours during leave of absence that Employer determines, in its sole discretion, is primarily for the benefit of Employer.

                  (c) Hours during military service under 3.04-1(c).

                  (d) Hours during disability for participants under 6.12-1(b).

            3.06-2 For each Year of Service commencing prior to 1998, a participant shall be credited with up to one Benefit Year calculated by dividing Benefit Hours in the year by 2,080. For each Year of Service commencing in 1999 and thereafter, a participant shall be credited with one Benefit Year if the participant completes 1000 or more Benefit Hours. For the 1998 Plan Year, each participant's benefit service shall be determined pursuant to 3.07-4 below.

      3.07  Short and Overlapping Computation Periods

            3.07-1 For any short and/or overlapping computation period for vesting, break in service or benefit accrual purpose which arises due to the changes in Service Year under 3.02-1(b), the following rules shall apply.

            3.07-2 For vesting purposes, a participant who is credited with 1000 Hours of Service in both the Service Year commencing in 1998 and the overlapping Service Year commencing January 1,1999 shall be credited with two
(2) Years of Service for vesting purposes.

            3.07-3 For Break in Service purposes, an employee who has terminated employment will have a One-Year Break in Service for each of the Service Years commencing in 1998 and commencing on January 1, 1999 if the employee has not more than 500 Hours of Service in such Service Years, respectively.

            3.07-4 For benefit accrual purposes, a participant shall be credited with a pro-rata portion of a Benefit Year for the Service Year commencing in 1998 if the participant completes a pro-rated portion of 1000 Hours of Service by December 31, 1998. The pro-rated portion of the 1000-hour requirement shall be determined by multiplying the number of calendar days between the participant's employment anniversary date and December 31, 1998 times 2.7. Benefit Years shall be determined based on the Plan Year commencing January 1, 1999.

                              ARTICLE IVARTICLE IV

                     Plan AdministrationPlan Administration

      4.01  Retirement Committee

            4.01-1 The Plan shall be administered by a Retirement Committee of three or more persons appointed by the Company. The Committee shall have a chair chosen from among its members and a secretary who need not be a member. Minutes shall be kept of all proceedings of the Committee. The Committee may act at a meeting by a majority vote of a quorum present or without a meeting by action recorded in a memorandum signed by a majority of the members. A majority of members shall constitute a quorum.

            4.01-2 Any member of the Committee may resign on 15 days' notice to the Company, and the Company may remove any Committee member without showing cause. All vacancies on the Committee shall be filled as soon as reasonably practicable. If a vacancy is not so filled, the number of members shall be reduced by the vacancy, but not below three. Until a new appointment is made, the remaining members of the Committee may act although less than a quorum.

            4.01-3 The Trustee shall be given the names and specimen signatures of the Committee members, the chair and the secretary. The Trustee shall accept and rely on the names and signatures until notified of a change.

            4.01-4 Documents may be signed for the Committee by the chair, the secretary or other persons designated by the Committee.

      4.02  Committee Powers and Duties

            4.02-1 The Committee shall interpret the Plan, shall decide any questions about the rights of participants and their beneficiaries and in general shall administer the Plan. Any decision by the Committee within its authority shall be final and bind all parties. The Committee shall have absolute discretion to carry out its responsibilities.

            4.02-2 The Committee shall be the Plan administrator under federal laws and regulations applicable to plan administration and shall comply with such laws and regulations. The secretary of the Committee shall be the agent for service of process on the Plan at the Company's address.

            4.02-3 The Committee shall keep records of all relevant data about the rights of all persons under the Plan. The Committee shall determine the time, manner, amount and recipient of payment of pension benefits and medical benefits and the Service of any employee and instruct the Trustee on distributions. Any person having an interest under the Plan may consult a member of the Committee at any reasonable time.

            4.02-4 The Committee shall allocate the assets of the Plan among investment pools created under the trust described in 5.04.

            4.02-5 The Committee may delegate all or part of its administrative duties to one or more agents and may retain advisors to assist it. The Committee may consult with and rely upon the advice of counsel who may be counsel for the Company. The Committee shall retain an enrolled actuary and an independent public accountant for the Plan on behalf of the Plan.

      4.03  Claims Procedure

            4.03-1 Any person claiming a pension benefit or medical benefit, requesting an interpretation or ruling under the Plan or requesting information under the Plan shall present the request in writing to the chair of the Committee, who shall respond in writing as soon as practicable.

            4.03-2 If the claim or request is denied, the written notice of denial shall state:

                  (a) The reasons for denial, with specific reference to the
            Plan provisions on which the denial is based.

                  (b) A description  of any  additional  material or information required and an explanation of why it is necessary.

                  (c) An explanation of the Plan's claim review procedure.

            4.03-3 Any person whose claim or request is denied or who has not received a response within thirty (30) days may request review by notice given in writing to the chair of the Committee. The claim or request shall be reviewed by the Committee, who may, but shall not be required to, have the claimant appear before them. On review, the claimant may have representation, examine pertinent documents and submit issues and comments in writing.

            4.03-4 The  decision on review  shall  normally be made within sixty
(60) days. If an extension is required for a hearing or other special circumstances, the claimant shall be so notified and the time limit shall be one hundred twenty (120) days. The decision shall be in writing and shall state the reasons and the relevant Plan provisions. All decisions on review shall be final and bind all parties concerned.

      4.04  Authority to Act for the Company or Employer

            4.04-1 Except as provided in 4.04-2, all authority of the Company or any Employer under this Plan shall be exercised by the chief executive officer of the corporation who may delegate all or any part of such authority.

            4.04-2 The power to amend or terminate the Plan or to terminate the trust may be exercised only by the Board of Directors of the Company or a designated committee thereof, except as provided in 4.04-3.

            4.04-3 The chief executive officer of the Company may amend the Plan to make technical, administrative or editorial changes on advice of counsel to comply with applicable law or to simplify or clarify the Plan.

            4.04-4 The Board of Directors of the Company or of an Employer shall have no administrative or investment authority or function. Membership on the Board shall not make a person a fiduciary with respect to the Plan.

      4.05  Expenses.05 Expenses

            4.05-1 Members of the Committee shall not be compensated for services. The Committee shall be reimbursed for all expenses.

            4.05-2 The Company may elect to pay any administrative fees or expenses. Otherwise the expenses and fees shall be paid from the trust fund.

                                   ARTICLE V

                                    Funding

      5.01  Funding Policy

            The Committee shall establish the funding policy in consultation with the Plan actuary and be responsible for management of assets in the fund as provided in 4.02-4. The funding policy shall fix a minimum and maximum contribution for each year.

      5.02  Contributions

            5.02-1 Each Employer shall make contributions for its employees to fund pension benefits and may make contributions for its employees to fund medical benefits. The amount and time of payment shall be determined in conformance with the funding policy established by the Committee.

            5.02-2 An Employer may suspend or reduce contributions in any year so long as the minimum requirements of the funding policy are satisfied.

            5.02-3  No contribution by employees shall be required or permitted.

            5.02-4  Contributions are conditioned upon deductibility under
Section 404 of the Internal Revenue Code. To the extent a deduction is disallowed, 10.10 shall apply.

      5.03  Reports to Committee.03 Reports to Committee

            Each Employer shall furnish the Committee any information requested by it for Plan administration and funding review.

      5.04  Trust Fund

            5.04-1 Pension benefits and medical benefits under this Plan shall be funded through the CenturyTel Retirement Trust, established by agreement between Century Telephone Enterprises, Inc. and a Trustee. The Trustee shall receive Employer contributions, hold the fund in accordance with the trust agreement and distribute the pension benefits and medical benefits under this Plan as directed by the Committee.

            5.04-2 All pension benefits and medical benefits shall be paid solely from the trust fund to the extent the fund is sufficient. If the fund is not sufficient, the Trustee shall not be liable for the unfunded pension benefits and medical benefits.

                              ARTICLE VIARTICLE VI

                     Retirement BenefitsRetirement Benefits

      6.01  Eligibility; Retirement Dates

            6.01-1 A person may retire with benefits under this Plan on termination of employment on or after early, normal or deferred retirement date as defined below.

            6.01-2  Normal retirement date is age 65.

            6.01-3 Early retirement date is any day after age 55 and 5 Years of Service.

            6.01-4 Deferred retirement date is any day after normal retirement date.

      6.02  Normal Retirement Basic Benefit

            6.02-1 Except as provided in 6.02-1A and subject to 6.06, the basic benefit on normal retirement for a person retiring on or after January 1, 1990 is a monthly pension for the life of the participant equal to the greater of:

                  (a)   the sum of:

                        (i) Benefit  Years (BY) as of December 31, 1998, up to a
                  maximum of thirty (30), times the sum of 1.3 percent of Final Average Pay (FAP) plus .65 percent of Final Average Pay in excess of Social Security Covered Compensation
                  (SSCC) as follows:

                  BY (up to 30) X ((1.3% X FAP) + (.65 X (FAP-SSCC))), and

                        (ii) Benefit Years (BY) accrued after December 31, 1998,
                  up to a maximum of thirty (30), taking into account Benefit Years under clause (i), above, first in determining the thirty
                  (30) year maximum, times the sum of 0.50 percent of Final Average Pay plus 0.50 percent of Final Average Pay in excess of Social Security Covered Compensation (SSCC) as follows:

                  BY (up to 30, taking into account benefit years under (i), above, first) X ((0.50% X FAP) + (0.50% X (FAP - SSCC))).

                  (b) the greatest early retirement benefit the participant
            could have received.

            6.02-1A For participants covered by a collective bargaining agreement which provides for participation in this Plan, and subject to 6.06, the basic benefit on normal retirement for a person retiring on or after January 1, 1990 is a monthly pension for the life of the participant equal to the greater of:

                  (a) Benefit Years (BY), up to a maximum of thirty (30),  times the sum of 1.3 percent of Final Average Pay (FAP) plus .65 percent of Final Average Pay in excess of Social Security Covered Compensation (SSCC) as follows:

            BY (up to 30) X ((1.3% X FAP + (.65% X (FAP-SSCC))).

                  (b) the  greatest  early  retirement  benefit the  participant could have received.


            6.02-1B If a participant either becomes covered by a collective bargaining agreement which provides for participation in this Plan or ceases to be so covered, the participant's basic benefit shall be determined by applying 6.02-1 above to the time period during which the participant is not covered by a collective bargaining agreement which provides for participation in this Plan, and 6.02-1A above shall apply to the time period during which the participant is so covered. In the event a participant's basic benefit is determined under both 6.02-1 and 6.02-1A for periods within a single Plan year, the participant shall not be given duplicate credit under both 6.02-1 and 6.02-1A, but each such period shall be counted only once in determining the participant's basic benefit.

            6.02-2 "Benefit Year" is defined in 3.06-2.

            6.02-3 "Final Average Pay" means the participant's average monthly compensation in the sixty (60) consecutive calendar months of highest compensation in the last 120 calendar months of employment with the Company or an affiliate. Months separated by a period when the participant is not in such employment shall be treated as consecutive. If a participant has fewer than sixty (60) months of compensation, all months shall be used.

            6.02-4  "Compensation" means the sum of (a) and (b), adjusted under
(c), (d), and (e):

                  (a) All nondeferred compensation reportable on Form W-2 except the following:

                        (1) Overtime or premium pay.

                        (2) Imputed income from expense  reimbursement or fringe
                  benefits.

                        (3) Prizes and awards (such as employee recognition awards and safety awards).

                        (4) Payment for termination of employment (such as retirement bonuses, disability benefits and severance pay).

                        (5) Long-term incentive compensation.

                  (b) Salary reduction  amounts elected by the participant under a qualified cash or deferred arrangement or a cafeteria plan.

                  (c) During  periods of  reduced  compensation  because of such causes as illness, disability or leave of absence, compensation shall be figured at the last regular rate before the start of the period.

                  (d) Full-time equivalent pay shall be used for persons working part time.

                  (e) The  maximum  amount of  annual  compensation  taken  into account for any year for a participant shall be $150,000 plus any cost-of-living adjustment authorized for the year by applicable regulations. For Plan Years beginning before January 1, 1997, for purposes of this limit, the following shall apply to any participant who is a highly compensated employee (as defined in Internal Revenue Code Section 414(q) and related Treasury Regulations) and is either a five percent owner or one of the 10 highest paid employees:

                        (1) The participant's  compensation  shall be aggregated
                  with any compensation paid by Employer to the participant's spouse and to the participant's lineal descendants under age 19.

                        (2) If the $150,000  limit is exceeded in the aggregate,
                  pay counted for each aggregated employee shall be reduced pro rata to stay within the limit.

                  (f) The  reduction in the maximum  compensation  counted under
            (e) to $150,000 shall be made providing a participant with the greater of the following (formula with extended wear-away):

                        (1) The participant's  benefit accrued under the Plan as
                  of December 31, 1993 based on compensation up to the maximum permitted amount of compensation in each earlier year, plus the benefit accrued on the basis of service after that date and on compensation at the reduced level.

                        (2) The  participant's  benefit  accrued on the basis of
                  service before and after December 31, 1993 and on compensation at the reduced level.

                  (g) A  bonus  earned  in one  calendar  year  and  paid in the following calendar year, including any bonus paid in the year following employment termination, shall be divided by the number of the participant's completed calendar months of employment with Employer during the year the bonus was earned and the resulting amount treated as received in each of those months.

                  (h) A lump sum  payment in lieu of an  increase in base salary shall not be treated as a bonus and shall be counted as salary received one-twelfth in each succeeding calendar month of employment.

            6.02-5 "Social Security Covered Compensation" means the covered compensation amount for a person with the participant's Social Security retirement age, as determined in accordance with applicable regulations. The
Committee may, in its discretion, use a table of Social Security Covered Compensation published by the Internal Revenue Service with rounded amounts.

            6.02-6 If an employee becomes entitled to workers' compensation benefits for disability, the normal retirement basic benefit shall be reduced as follows:

                  (a) Each monthly benefit shall be reduced by the amount of any workers' compensation installment payment for that month.

                  (b) The total  benefit  shall be  reduced  actuarially  by the portion of any lump sum workers' compensation award that is actuarially attributable to years after normal retirement date.

      6.03  Early Retirement

            6.03-1 On early retirement, the basic benefit shall be the normal retirement benefit under 6.02-1 reduced as follows. The amount of basic benefit attributable to the appropriate percentage of Final Average Pay determined under
Section 6.02-1 or 6.02-1A (the Base Benefit) and the amount attributable to the appropriate percentage of Final Average Pay in excess of Social Security Covered Compensation determined under Section 6.02-1 or 6.02-1A (the Excess Benefit) shall be adjusted to the Benefit Starting Date by the percentages prescribed in the following table, interpolating between ages through the last full month.

Age at Benefit                   Base Benefit          Excess Benefit
Starting Date                    Percentage            Percentage

      64                           100%                   92%
      63                           100%                   84%
      62                           100%                   76%
      61                            95%                   72%
      60                            90%                   68%
      59                            84%                   64%
      58                            78%                   60%
      57                            72%                   56%
      56                            66%                   52%
      55                            60%                   48%


            6.03-2  Early retirement benefits shall be paid as follows:

                    (a) Benefits shall start as of the first of the month
            after age 65 unless the participant elects to start benefits earlier under (b).

                  (b) The  participant  may  elect to start  benefits  as of the first of any month after early retirement by applying for benefits under 6.07.

                  (c) If the participant  dies before the Benefit  Starting Date under (a) or (b), benefits shall be limited to the spouse's benefit under 6.11.

      6.04  Deferred Retirement Basic Benefit

            6.04-1 On deferred retirement, the basic benefit shall be that for normal retirement based on Benefit Years and Final Average Pay at actual retirement.

            6.04-2 A participant who works past the month in which normal retirement benefits would have begun shall be notified in writing during that month that benefits will not be started, except for payments under 6.10-1(a). The notification shall contain the information required by applicable law and regulations on suspension of benefits.

            6.04-3 A participant who works past normal retirement date shall be paid a benefit for any month in which the participant has fewer than forty (40) paid Hours of Service under 3.02-4(a) and does not otherwise receive a benefit under this Plan. The benefit shall be the amount of the monthly normal retirement basic benefit based on Service and pay to normal retirement date.

            6.04-4 If benefits start under 6.10-1(a) to a participant during employment the following shall apply:

                  (a) The  starting  date under  6.10-1(a)  shall be the Benefit
            Starting Date under 6.08-2.

                  (b) All provisions  with respect to the time,  form and amount of benefit shall apply as of the Benefit Starting Date. The form of benefit determined as of that date shall be final and shall not be reopened at later termination of employment. The amount of benefit for service to the Benefit Starting Date shall not be changed by later changes in Final Average Pay.

                  (c) Additional accruals shall be calculated at each calendar year-end after the Benefit Starting Date as follows:

                        (1) The additional  benefit shall be based on additional
                  service and on Final Average Pay as of the year-end.

                        (2) Added benefits shall be in the form determined under
                  (b) above.

                        (3) In the year in which the employee terminates employment the date of termination shall be substituted for the year-end.

                  (d) The  preretirement  death  benefit for a spouse under 6.11 will not apply if the participant dies after the Benefit Starting Date.

      6.05  Cost-of-Living Adjustment

            6.05-1 The amount currently payable to each participant who has no Hours of Service after December 31, 1987, or to the spouse or other beneficiary of such a participant, shall be adjusted by the amount under 6.05-2 as follows:

                  (a) The adjustment shall be made each January 1 beginning with the first January 1 that is at least twelve (12) months after the start of benefits.

                  (b) The adjustment shall be made to the benefit actually being paid after conversion to an optional form.

            6.05-2   The adjustment under 6.05-1 shall be the lesser of:

                  (a) The  percentage  increase in the U. S.  Consumer
            Price Index (all items) during the twelve (12) months ending with the September index preceding the adjustment date; and

                  (b) Two (2) percent.

            6.05-3 If the Consumer Price Index decreases during the period described in 6.05-2(a), no downward adjustment in retirement benefits shall be made. Any such decrease shall offset any subsequent increases.

            6.05-4 The benefit for a participant who has Hours of Service after December 31, 1987 shall not be adjusted as provided above. The amount of the benefit shall be at least as much as the actuarial equivalent of the participant's accrued benefit under the Prior Plan as of December 31, 1987, including the value of potential cost-of-living adjustments.

      6.06        Limit on Benefits

            6.06-1 Benefits shall be limited in accordance with the following rules as provided in Internal Revenue Code Section 415 and related regulations. The following provisions shall be applied in a manner consistent with the Code and regulations, which are incorporated by this reference.

            6.06-2 The actuarially equivalent straight life annuity benefit on normal, early or deferred retirement expressed as an annual benefit shall be not more than either of the following:

                  (a) $90,000  plus for any year any  cost-of-living  adjustment authorized by applicable regulations for that year.

                  (b) 100 percent of high three-year average compensation.

            6.06-3 "High three-year average compensation" shall be the average annual W-2 compensation during the three consecutive calendar years of highest compensation from an Employer.

            6.06-4 The limitations in 6.06-2 shall be adjusted as follows:

                  (a) For an employee who has less than ten (10) years of
            participation, the limitation shall be the amount in 6.06-2(a) multiplied by the participant's years of participation and divided by ten.

                  (b) For an employee  participating  before  January 1, 1983 or
            January 1, 1987, the limitation in 6.06-2(a) shall not be lower than the accrued benefit under the Plan on December 31, 1982 or December 31, 1986, respectively.

                  (c) If the Benefit Starting Date is before the Social Security retirement age, the limit in 6.06-2(a) shall be actuarially reduced. The reduction shall be 5/9 of 1 percent for each of the first thirty six (36) months before Social Security retirement age and 5/12 of 1 percent for each further month, if any, above age 62. Below age 62 the reduction shall be to an actuarial equivalent of the amount at age 62 using an interest assumption of the lesser of the following:

                        (1) Five(5) percent per annum.

                        (2) A  percentage  imputed  from the tables in 6.03-1 by
                  dividing the participant's early retirement basic benefit by the normal retirement benefit, subtracting the result from one hundred (100) percent and dividing the remainder by the number of years between the Benefit Starting Date and age 65.

                  (d) If a benefit starts after the Social  Security  retirement age, the limit in 6.06-2(a) shall be actuarially increased in a manner prescribed by the Treasury Department.

            6.06-5 If the benefit is paid in the form of a contingent annuity under 6.09-3 with payments continued to the participant's spouse, the limitations in 6.06-2 shall be applied to the participant's actual benefit rather than the actuarially equivalent straight life annuity.

            6.06-6 If the Employer maintains or has maintained another tax qualified defined benefit pension plan at any time, the benefits shall be combined for purposes of applying the above limitations.

            6.06-7 If the Employer maintains or has maintained one or more tax qualified defined contribution pension plans at any time, the following shall apply:

                  (a) The  defined  contribution  fraction  under all such plans combined with the defined benefit fraction under this Plan and all other defined benefit plans maintained by Employer shall not for any individual exceed 1.0.

                  (b)  The  defined  benefit  fraction  numerator  shall  be the participant's projected annual normal retirement benefit. The denominator shall be the maximum legally allowed benefit, adjusted under (d).

                  (c) The defined  contribution  fraction numerator shall be the sum of all annual additions since the Plan's inception. The denominator shall be the sum of the maximum legally allowed annual additions for all years of the participant's employment with Employer, adjusted under (d).

                  (d) The denominators under (b) and (c) shall be the smaller of the maximum percentage limit figure times 1.4 or the maximum dollar limit figure times 1.25.

            6.06-8 If benefits or contributions under another pension plan maintained by the Employer, when combined with the benefits under this Plan, exceed the above limitations, the benefits under this Plan shall be reduced to the extent of the excess, and the benefits or contributions under the other plan shall stand.

            6.06-9 For purposes of 6.06-7, contributions for medical benefits separately accounted for on behalf of a key employee pursuant to 8.03-2 shall be treated as an annual addition to a defined contribution plan. Section 415(c)(1)(B) of the Internal Revenue Code, limiting annual additions to twenty-five (25) percent of the participant's compensation, shall not apply to any amount so treated.

            6.06-10 Cost-of-living adjustments to the dollar amount in 6.06-2(a) shall be applied to the accrued benefit of a participant who has retired or otherwise terminated from Service. Any resulting change to a benefit in pay status shall be made as of the payment for January of the year to which the adjustment applies.

      6.07  Application for Benefits

            6.07-1 A participant, spouse or beneficiary eligible for benefits must apply in writing under 4.03 on a form prescribed by the Committee. The Committee may start benefits in a proper case without an application being filed.

            6.07-2  Application shall be made within the following time periods:

                  (a) No more than ninety (90)days before the Benefit Starting
            Date.

                  (b) No less than thirty (30) days before the Benefit Starting
            Date, unless the Committee waives the time requirement.

            6.07-3 Between thirty (30) and ninety (90) days before the Benefit Starting Date, the Committee shall give the participant a written explanation of the following:

                  (a) The optional forms of benefit available under the Plan, including the relative value of each form.

                  (b) The terms and conditions of the survivor annuity benefit in 6.09-3(b), the participant's right to elect not to receive such a benefit, and the following with respect to each election:

                        (1) Its financial effect.

                        (2) The requirement of spouse consent.

                        (3) The participant's right to revoke.

                  (c) The right to defer payment until normal retirement age, if the participant is under that age.

            6.07-4 If a participant first qualifies under 6.07-3 by marrying after the above requirements would first have been applicable, the requirements shall be met as soon as practicable after the participant so qualifies.

      6.08  Time of Payment

            6.08-1 Benefits shall start with the first month beginning after normal retirement date or on an earlier payment date under 6.03-2(b) after early retirement, whichever applies. Payments shall be made for each benefit month at the end of that month.

            6.08-2 The "Benefit Starting Date" means the first day of the first benefit month. If payments are delayed under 6.08-3, the Benefit Starting Date shall not change.

            6.08-3 Subject to 6.10-1(a), payment of benefits may be delayed beyond the Benefit Starting Date because of a delay in application or if the amount is not known. In that event, the following shall apply:

                  (a) Payment  shall be made or commence as soon as  practicable after the Benefit Starting Date, and in any event within sixty (60) days after application is made or the amount becomes known.

                  (b) Back  installments from the Benefit Starting Date shall be paid in a lump sum with the first payment or amortized over the benefit period as directed by the Committee.

      6.09  Form of Retirement Benefit.09 Form of Retirement Benefit

            6.09-1 The basic benefit on normal, early or deferred retirement is based on equal payments for each month from the Benefit Starting Date through the month in which the participant dies.

            6.09-2 A participant shall elect the actual form of distribution from those in 6.09-3 as follows:

                  (a) Regardless of form, the value of the benefit shall be the actuarial equivalent of the basic benefit.

                  (b) The  election  shall be made and any  joint or  contingent annuitant named in the application under 6.07.

                  (c) If the contingent  annuitant dies before the participant's
            Benefit Starting Date after retirement or termination of employment, the election shall be void.

                  (d) If a participant  is married at the Benefit  Starting Date and no valid election is in effect, the benefit shall be paid in the form stated in 6.09-3(b) with the spouse as contingent annuitant.

                  (e) An election by a married  participant of a form other than a contingent annuity under 6.09-3(b) with the participant's spouse shall not be effective unless either of the following applies:

                        (1) The spouse executes,  within ninety (90) days before
                  the Benefit Starting Date, a consent in writing that acknowledges the particular form of benefit, the name of any contingent annuitant or other non-spouse death beneficiary and the effect of the designation and is witnessed by a notary public or Plan representative.

                        (2) The consent  cannot be  obtained  because the spouse
                  cannot be located or because of other circumstances provided by applicable regulations.

                  (f) A  determination  in good faith by the Committee  that (e)
            has been complied with shall be final and binding if the Committee has exercised proper fiduciary care in making the determination.

                  (g) If (d)  does not  apply,  the  form in the  absence  of an election shall be that stated in 6.09-3(a).

                  (h) The Committee  shall pay the  actuarial  equivalent of the participant's benefit in a lump sum if the distributable amount has never been over $3,500 (for Plan Years beginning after 1998, this amount shall be $5,000).

            6.09-3 Subject to 6.10, the forms of benefit shall be the following:

                  (a) Straight life annuity.

                  (b) Life annuity with half payments  continued to a contingent annuitant.

                  (c) Life annuity with full payments  continued to a contingent annuitant.

                  (d) On early  retirement,  an annuity  under which the monthly payments before first eligibility for Social Security retirement benefits (assumed to be age 62 and 1/2) are increased by a temporary supplement and the remaining payments are reduced so as to provide approximately equal payments throughout when combined with Social Security.

                  (e) Annuity for the life of the  participant,  continuing to a designated beneficiary for the remainder of the first 120 monthly payments in the event the participant dies before 120 payments have been made.

            6.09-4 The Committee shall direct the Trustee to pay the benefit directly from the trust fund or to purchase a single premium nontransferable annuity in a form and from an insurance company approved by the Committee.

            6.09-5 An eligible recipient of an eligible rollover distribution under 6.09-2(h) or 7.03 may elect before the benefit is paid to have the benefit distributed by a direct rollover into an eligible retirement plan or IRA and the following shall apply:

                  (a) The participant must identify the eligible retirement plan or IRA and the fund holder to whom the direct rollover shall be paid.

                  (b)   "Eligible   retirement   plan"  is  defined  in  Section
            402(c)(8)(B) of the Internal Revenue Code.

                  (c) "Eligible rollover distribution" is defined in Section 402(c)(4) of the Internal Revenue Code.

                  (d) "Eligible recipient" means the participant,  the spouse of a deceased participant or a spouse or former spouse who is an alternate payee under a qualified domestic relations order.

      6.10  Limits on Time and Form of Payout

            6.10-1 Payment of benefits to a participant shall comply with the following restrictions:

                  (a) Payment shall begin no later than the April 1 following the calendar year in which the participant attains age 70 1/2.

                  (b) Payment shall be made over a period no longer than the lives or joint life expectancy of the participant and any designated beneficiary.

                  (c) If the  designated  beneficiary  is not the  spouse and is more than ten years younger than the participant, the benefit form shall be limited so that the benefit payable after death is incidental to the Plan's primary purpose of providing retirement benefits.

            6.10-2 Payment of preretirement death benefits shall comply with the following restrictions:

                  (a) Payment may be made over a period no longer than the spouse's life or life expectancy.

                  (b) Payment  may be  deferred  up to the date the  participant would have attained age 70 1/2.

                  (c) If the  beneficiary  is not a natural  person,  the entire benefit shall be paid within five years after death.

            6.10-3 The restrictions of 6.10-1 and 6.10-2 shall be complied with by distributions in accordance with Treasury Regulations Section 1.401(a)(9)-1 and Section 1.401(a)(9)-2, which shall override any distribution options in the Plan inconsistent with Internal Revenue Code Section 401(a)(9).

            6.10-4 Payments to restricted employees shall be limited as follows:

                  (a) Benefit payments to a restricted employee shall not exceed the periodic amounts payable under a single life annuity that is actuarially equivalent to the employee's entire benefit.

                  (b) The limit in (a) shall not apply if either of the
            following is true:

                        (1) Immediately  after a payment  of a  benefit  to the
                  restricted employee Plan assets equal at least 110 percent of current liabilities.

                        (2) The value of the benefits  payable to the restricted
                  employee is less than one percent of current liabilities.

                  (c) "Benefits" means the accrued benefit and other benefits to which the restricted employee is entitled under the Plan, other than a social security supplement.

                  (d) "Restricted employee" means a current or former highly compensated employee with benefits under the Plan whose annual compensation in the current or any prior plan year is one of the twenty five (25) highest of such employees.

                  (e) Benefits may be paid to a restricted employee in excess of the limit in (a) if the employee agrees to repay the excess upon termination of the Plan and provides security for such repayment in accordance with rulings of the Internal Revenue Service.

      6.11  Death Benefit for Spouse

            6.11-1 A benefit shall be payable to a surviving spouse on the death of a participant if all of the following conditions are met:

                  (a) The death occurs before the Benefit Starting Date.

                  (b) The participant is legally married to the surviving spouse at death and was for the preceding year.

                  (c) The participant has five or more Years of Service.

            6.11-2  The spouse's benefit shall be paid as follows:

                  (a) The benefit  shall be the amount  payable to the spouse as contingent annuitant under 6.09-3(b) determined as though the participant had retired on the first day of the month in which death occurs if at death the participant is:

                        (1) Age 55 or over; or

                        (2) Actively employed by Employer and has thirty (30) or
                  more Years of Service.

                  (b) On the death of a  participant  with  thirty  (30) or more
            Years of Service before age 55, the participant shall be assumed to be age 55 in determining the amount payable under (a).

                  (c) The  benefit in the case of a  participant  not covered by
            (a) shall be the amount payable to the spouse as contingent annuitant under 6.09-3(b) determined as though the participant had separated from service on the date of death, if not already separated, and had survived until retirement at age 55.

                  (d) A benefit  determined  under (a) shall  start on the first day of the month after death, and a benefit determined under (c) shall start on the first day of the month after the later of the following:

                        (1) The date of death.

                        (2) The date the participant would have reached age 55.

                  (e) If the participant had elected a retirement benefit in the contingent  annuity form  described  in 6.09-3(c)  within the ninety
            (90) days before the participant's Benefit Starting Date and dies with such election in effect, the amounts under (a) or (c) shall be based on that form.

            6.11-3 The spouse may elect an actuarially equivalent benefit starting at a later date. Such an election must comply with the restrictions in 6.10-2.

            6.11-4 The Committee shall pay the actuarial equivalent of the spouse's death benefit in a lump sum if either of the following applies:

                  (a) The distributable amount is not over $3,500 (for Plan
            Years beginning after 1998, this amount shall be $5,000).

                  (b) The amount is not over  $10,000 at the date of payment and the spouse requests a lump sum.

            6.11-5 No benefit shall be payable if a participant dies before retirement unless 6.11-1 applies.

      6.12  Disability

            6.12-1 A participant who becomes disabled while employed shall continue to accrue Service as follows:

                  (a) A participant who meets the criteria of 6.12-2(a) shall be on leave of absence under 3.04 and accrue Hours of Service.

                  (b) A participant who has ten (10) or more Years of Service when disability  arises and meets the criteria of both 6.12-2(a) and
            (b) shall also accrue Benefit Hours.

                  (c) Accrual of Service shall continue under (a) and (b) as long as the relevant criteria for disability are met.

                  (d) If the participant fails to return promptly after recovery and within any time limit fixed by Employer, unless the failure is due to death or retirement, accrual of Service shall stop as of the later of the following:

                        (1) The date the leave of absence for disability began.

                        (2) The date when 501 Hours have been counted since the
                  participant last worked.

            6.12-2 The Committee shall determine the existence of disability under the criteria for both of the following:

                  (a) Long-term disability insurance maintained by Employer.

                  (b) Social Security disability benefits.

            6.12-3 A disabled participant shall be retired at normal retirement date and may retire at early retirement date if eligible. Benefits shall be determined on the basis of Benefit Years and Final Average Pay at retirement and Social Security Covered Compensation at disability.

            6.12-4 If the participant notifies the Committee in writing that benefits after disability would reduce any other disability benefit, the Committee shall defer payments until the other benefit stops, subject to 6.10-1.

      6.13  Reemployment After Retirement

            6.13-1 Benefit payments to a retired participant shall be withheld when the participant has been rehired by Employer as a qualified employee and is expected to be reemployed for more that six (6) months.

            6.13-2 A participant whose benefits have been withheld under 6.13-1 shall receive benefits on a later retirement determined as follows:

                  (a) The  participant  shall apply for benefits  under 6.07 and select a form of benefit under 6.09 for the benefits attributable to Service after rehire. The benefits attributable to Service before rehire shall be in the form that applied during the prior period of retirement.

                  (b) On later retirement,  the  participant's  benefit shall be calculated based on all Service and then reduced by the actuarial value of benefits previously received. The monthly benefit shall not be less than that paid on the earlier retirement.

                  (c) If a participant who retired and received enhanced benefits under a voluntary retirement incentive program is rehired, the benefit calculated under (b) shall be reduced by the enhanced benefits previously received and shall not be less than the amount payable on the earlier retirement under the incentive program. If the incentive program includes a Social Security bridge benefit, that benefit shall resume at later retirement for any period remaining before earliest Social Security retirement age.

            6.13-3 A participant whose benefits are first withheld after normal retirement date shall receive the notification required by 6.04-2.

            6.13-4 A retired participant who is rehired and does not have benefit payments withheld under 6.13-1 shall not accrue any additional benefit for the period of rehire.

                             ARTICLE VIIARTICLE VII

Benefits After Termination of EmploymentBenefits After Termination of Employment

      7.01  Vesting of Benefits

            7.01-1 A participant who terminates employment before retirement or death and does not later accrue additional Service shall be entitled only to vested accrued benefits at the time of termination.

            7.01-2 A participant shall be vested in accrued benefits based on Years of Service as follows:

                        Years of Service         Percent Vested

                           Less than 5                 0

                            5 or more                 100%

      7.02  Accrued Benefit; Payment.02   Accrued Benefit; Payment

            7.02-1 A participant's accrued benefit on termination of employment shall be the normal retirement basic benefit under 6.02 based on Service, Final Average Pay and Social Security Covered Compensation at termination.

            7.02-2 Benefits for a vested terminated participant normally shall start on the first day of the month after normal retirement age. A terminated participant may elect to start receiving a benefit on the first day of any month after age 55. The benefit payable on such an early start shall be the accrued benefit, reduced to the Benefit Starting Date under the following table, interpolating between ages through the last full month.

                        Age at Benefit             Benefit
                        Starting Date             Percentage

                              64                      88%
                              63                      78%
                              62                      68%
                              61                      61%
                              60                      54%
                              59                      48%
                              58                      43%
                              57                      38%
                              56                      34%
                              55                      30%

            7.02-3 A vested terminated participant entitled to benefits must apply for benefits and elect a distribution option not more than ninety (90) days nor less than thirty (30) days before benefits are to start. If application is filed after normal retirement date, back payments shall be paid in a lump sum with the first payment or amortized over the benefit period as directed by the Committee.

      7.03  Cash Settlement

            7.03-1 The Committee shall pay a participant whose employment with the Company and its affiliates has terminated the actuarial value of the vested, accrued benefit in cash before the Benefit Starting Date, if either of the following applies:

                  (a) The distributable amount is not over $3,500 (for Plan
            Years beginning after 1998, this amount shall be $5,000).

                  (b) The amount is not over $10,000 at the date of payment, the participant requests a cash settlement and 6.09-2(e) and (f) are satisfied with respect to the participant's spouse, if any.

            7.03-2 If the actuarial value of the vested, accrued benefit is over $3,500 (for Plan Years beginning after 1998, this amount shall be $5,000), but not over $10,000, the participant may elect to receive in lieu of the cash settlement:

                  (a) A straight life annuity if the participant is unmarried.

                  (b) A life annuity with half payments  continued to the spouse if the participant is married.

            7.03-3 If a cash settlement is made under 7.03-1 or an annuity is elected under 7.03-2, Benefit Years before the settlement shall be disregarded for determining the participant's benefit at a later time.

      7.04  Forfeiture of Nonvested Retirement Benefits

            7.04-1 A participant whose employment terminates before being vested under 7.01 and who does not become vested because of later Service shall forfeit all accrued benefits. A nonvested, terminated participant shall be considered to have received a full distribution of the zero vested balance when employment terminates. The forfeiture shall occur as of the earlier of the following:

                  (a) The date the participant receives or is considered to have received a cash settlement under 7.03.

                  (b) The date the participant completes five consecutive One-Year Breaks in Service.

            7.04-2 Forfeiture of benefits shall be taken into consideration in establishing the funding policy under 5.01.

            7.04-3 A participant whose benefit has been forfeited under 7.04-1 shall have the forfeited benefit restored only when one of the following occurs:

                  (a) The  participant  completes  a Year of  Service  after the forfeiture and before having five consecutive One-Year Breaks in Service.

                  (b) The participant  returns to employment with Employer or an affiliate before having a One-Year Break in Service.

                                  ARTICLE VIII

                        Medical BenefitsMedical Benefits

      8.01  Eligibility

            8.01-1 Medical benefits under this Article shall be provided to a participant, or the dependents of a participant, who:

                  (a) Has terminated  employment,  commenced  receiving  pension benefits on early, normal or deferred retirement, and qualifies for post-retirement medical benefits under the Pacific Telecom, Inc. Welfare Benefits Plan or successor thereto.

                  (b) Retires  and  commences  benefits  on or after  January 1,
            1998.

                  (c) Is not covered by a  collective  bargaining  agreement  at retirement.

                  (d) Has never  been a "key  employee"  as  defined  in Section
            416(i) of the Internal Revenue Code.

            8.01-2 The term "benefits" used alone in this Plan shall refer to pension benefits under Article VI and Article VII and not to medical benefits provided under this Article.

      8.02  Medical Benefits

            8.02-1 The medical benefits provided under this Plan to participants eligible under 8.01 shall be all medical benefits, as defined in Internal Revenue Code Section 213(d)(1), provided to such participants after retirement under the Pacific Telecom, Inc. Welfare Benefits Plan or successor thereto. The provisions of such Welfare Benefits Plan can limit medical benefits to retired participants who meet further eligibility requirements. Any medical benefits to which retired participants are entitled under such Welfare Benefits Plan that are not provided under this Plan due to insufficiency of funding or otherwise, shall be paid from a welfare benefits trust established by the Company for that purpose or from Employer's general assets.

            8.02-2 The document evidencing the Pacific Telecom, Inc. Welfare Benefits Plan or successor thereto, including all of the separate documents incorporated into it, is incorporated by reference as part of this Plan. This incorporation by reference shall include any amendments made from time to time to the Pacific Telecom, Inc. Welfare Benefits Plan and any successor plan.

      8.03 Separate Medical Benefits Account

            8.03-1 Subject to 8.04, each Employer may make contributions to fund the medical benefits provided in 8.02 for its employees. A separate account shall be maintained for all such contributions, and earnings on them. Medical benefits for participants shall be paid only from such account.

            8.03-2 Investment earnings and losses of the trust fund shall be allocated to the accounts in 8.03-1 in proportion to the investment earnings and losses of the entire trust.

      8.04  Limitation on Contributions

            The aggregate actual contributions (measured from January 1, 1989) to fund medical benefits shall not exceed twenty five (25) percent of the total actual contributions (measured from January 1, 1989) to the Plan, disregarding in such total any contributions to fund past service credits.

      8.05  Satisfaction of Liabilities

            8.05-1 Unless all obligations under 8.02 have been satisfied, no part of the medical benefits account shall be used for any purpose other than payment of either of the following:

                  (a)  Medical benefits.

                  (b) Necessary or appropriate expenses attributable to the administration of the medical benefits account.

            8.05-2 Following satisfaction of the obligations under 8.02, any amounts remaining in the medical benefits account shall be returned to the Employers on an equitable basis as determined by the Committee.

      8.06  Forfeiture of Benefits

            If a person's interest in the medical benefits account is forfeited prior to termination of the Plan, the amount forfeited shall be applied as soon as possible to reduce Employer's contributions to fund medical benefits.

                              ARTICLE IX

              Amendment and TerminationAmendment and Termination

      9.01  Amendment

            9.01-1 The Company may amend this Plan at any time except that no amendment shall revest any of the trust fund in an Employer or otherwise modify the Plan so that it would not be for the exclusive benefit of the eligible employees.

            9.01-2 Amendments may be made retroactively to the extent permitted by applicable law and regulations.

      9.02  Termination

            9.02-1 The Company may wholly or partly terminate the Plan at any time. In that event, the rights of all affected participants to the benefits then accrued and funded shall fully vest and be nonforfeitable. The Company shall promptly file notice of termination with the Pension Benefit Guaranty Corporation and may request a ruling from the Internal Revenue Service on the effect of termination on the qualification of the trust.

            9.02-2 Upon termination, the Company may continue the Plan to pay pension benefits and medical benefits as they mature or liquidate and distribute the trust fund. In any event, the available funds shall be allocated by the Committee as provided below. The time and method of payment shall be determined by the Committee. Pension benefits and medical benefits already distributed in cash or by purchase and delivery of an annuity contract shall not be affected.

            9.02-3 On Plan termination the benefit of any current or former highly compensated employee shall be limited to a benefit that is non-discriminatory under Section 401(a)(4) of the Internal Revenue Code.

      9.03  Treatment of Employers

            9.03-1 All employees of all Employers, including the Company, shall be treated as though employed by one Employer for purposes of determining total or partial termination. For this purpose, this Plan shall be treated as one plan and not as a collection of separate plans of the Employers. If some or all of the employees of an Employer terminate employment, this shall be viewed in the context of the whole Plan to determine whether there has been a partial termination or curtailment and whether accelerated vesting is required.

            9.03-2 An Employer may be excluded from the Plan with respect to its employees at any time by the Company. Such exclusion shall not constitute a termination or partial termination of the Plan. Employees of the excluded affiliate shall be treated as having terminated employment if the affiliate ceases to maintain its affiliated status. Unless the Internal Revenue Service rules that the exclusion constitutes a partial termination of the Plan, the rights of employees of the excluded affiliate shall not become fully vested and nonforfeitable as a result of the exclusion. If the excluded affiliate retains its affiliated status with the Company, its employees shall continue to accrue Service for the purposes of vesting and eligibility, but shall not accrue Benefit Years after the effective date of the exclusion.

      9.04 Allocation of Assets on Termination

           9.04-1 In the event of Plan termination, the benefit of any current or former highly compensated employee shall be limited to a benefit that is nondiscriminatory under Internal Revenue Code Section 401(a)(4).

           9.04-2 Amounts allocated to the medical benefits accounts shall be used to pay medical benefits in 8.02. If all obligations to pay medical benefits are satisfied, amounts remaining in the medical benefits accounts shall be returned to Employers under 8.05-2. All amounts in the trust fund other than amounts in the medical benefits accounts shall be allocated in the order set out below based on actuarial valuation of accrued retirement benefits as of the date of termination using nondiscriminatory formulas established by the Committee. All benefits for each group shall be paid or provided for before any benefits are paid for any members of the group having the next lower priority. If the funds are insufficient to pay all of the benefits for any group, the amount available shall be allocated among the members of the group in proportion to their interests.

            9.04-3 The order of priority determined as of the day before termination shall be as follows:

                  (a) Benefits that had been in pay status for three years or more or could have been in pay status for three years if the participant had retired on the earliest opportunity and received the normal form of benefit. Allocation shall be based on the lowest benefit provided by Plan provisions in effect within the last five years.

                  (b) Other benefits  guaranteed  under the Employee  Retirement
            Income Security Act of 1974, disregarding Sections 4022(b)(5) and
            (6), including benefits not covered by (a) because of the exclusion of benefit increases within five years.

                  (c) All other vested accrued benefits not covered by (b).

                  (d) All other accrued benefits.

      9.05  Merger

            If this Plan is merged or consolidated with or the assets or liabilities are transferred to any other plan or trust, the benefit that each participant would receive if the Plan terminated just afterwards shall be at least as much as if it terminated just before.

                                    ARTICLE X

                               General Provisions

      10.01 Information for Committee

            10.01-1 The Committee may accept as correct and rely on any information furnished by the Company or an Employer. The Committee may not demand an audit, investigation or disclosure of the records of the Company or any Employer.

            10.01-2 The Committee may require satisfactory proof of data from a participant, spouse, joint or contingent annuitant or beneficiary. The Committee may adjust any retirement benefit if an error in relevant data is discovered.

      10.02 Indemnity and Bonding

            10.02-1 The Company shall indemnify and defend any Plan fiduciary who is an officer, director or employee of an Employer from any claim or liability that arises from any action or inaction in connection with the Plan, subject to the following rules:

                  (a) Coverage  shall be limited to actions  taken in good faith that the fiduciary reasonably believed were not opposed to the best interests of the Plan.

                  (b) Negligence by the fiduciary shall be covered to the fullest extent permitted by law.

                  (c) Coverage  shall be reduced to the extent of any  insurance coverage.

            10.02-2 Plan fiduciaries shall be bonded to the extent required by applicable law for the protection of Plan assets.

      10.03 Applicable Law

            This Plan shall be construed according to the laws of Louisiana except as preempted by federal law.

      10.04 Plan Binding on All Parties

            This Plan shall be binding upon the heirs, personal representatives, successors and assigns of all present and future parties.


      10.05 Not Contract of Employment

            This Plan shall not be a contract of employment between any Employer and any employee, and no employee may object to amendment or termination of the Plan. The Plan shall not prevent an Employer from discharging any employee at any time.

      10.06 Notices

            Except as otherwise required or permitted under other provisions of this Plan or under applicable law, any notice under this Plan shall be in writing and shall be effective when actually delivered or, if mailed, when deposited postpaid as first-class mail. Mail shall be directed to the address stated in this Plan for the Company or in the statement of adoption of another Employer, or to such other address as a party may specify by notice to the other parties. Notices shall be sent to the Committee at the Company's address.

      10.07 Benefits Not Assignable; Qualified Domestic Relations Order

            10.07-1 This Plan is for the personal protection of the participants. No vested or unvested interest of any participant or beneficiary may be assigned, seized by legal process, transferred or subjected to the claims of creditors in any way, except as provided in 10.07-2.

            10.07-2 Benefits may be paid in accordance with a qualified domestic relations order under procedures established by the Committee pursuant to Section 414(p) of the Internal Revenue Code.

      10.08 Designation of Beneficiary

            10.08-1 Each participant shall on request file with the Committee a designation of beneficiaries and may change it from time to time. The designated beneficiaries or other recipient described below shall receive any residual benefit after death of a participant if no other person is entitled to it as a contingent annuitant or spouse or in any other capacity.

            10.08-2 If a beneficiary dies after the death of a participant but before distribution to the beneficiary, the benefit to which the beneficiary was entitled shall be paid to the estate of the deceased beneficiary.

            10.08-3 If no beneficiary has been named or no named beneficiary is living when the participant dies, the benefit shall be paid in the following order of priority:

                  (a) The participant's surviving spouse.

                  (b) The participant's surviving children in equal shares.

                  (c) The participant's estate.

      10.09  Actuarial Equivalency

            10.09-1 Actuarial equivalency and other actuarial valuations and adjustments shall be determined by the enrolled actuary retained for the Plan based on the following:

                  (a) For determinations of cash amounts, interest shall be the annual rate of interest on 30-year Treasury Securities for the September preceding the year in which the cash amount is paid and mortality shall be as provided in the mortality table prescribed by the Commissioner of Internal Revenue under Section 417(e)(3)(A)(ii)
            (I) of the Internal Revenue Code.

                  (b) If (a) does not apply, interest shall be eight (8) percent per annum and mortality shall be as provided in the UP-1984 Mortality Table.

                  (c) For valuing benefits accrued on or before December 31,
            1987, the Consumer Price Index shall be assumed to increase at least two (2) percent per annum.

            10.09-2 If the actuarial factors for determining equivalent benefits are changed by Plan amendment, the benefit actually paid in any form shall not be less than the amount determined for the same form by applying the prior factors to the participant's accrued benefit as of the date the change is adopted or is effective, whichever is later.

      10.10 Nonreversion of Assets

            10.10-1 Subject to the following paragraphs, no part of the contributions or the principal or income of this Plan shall be paid to or revested in an Employer or to be used other than for the exclusive benefit of the participants and their beneficiaries.

            10.10-2 A contribution may be returned to Employer to the extent that:

                  (a)  The contribution was made by mistake of fact.

                  (b) A deduction for the contribution under 5.02-4 is disallowed.

            10.10-3 Return of contributions under 10.10-2(a) and (b) shall be subject to the following:

                  (a) Any return must occur within one year of the mistaken
            payment or disallowance of the deduction.

                  (b) The returnable amount  shall be reduced  by any  losses attributable to the contribution.

            10.10-4 If after all fixed and contingent liabilities or obligations to persons entitled to benefits under the Plan shall have been paid or provided for in full any Plan assets remain because of erroneous actuarial computation, such assets shall revert to the Employers. Such a reversion shall not take place sooner than the earliest date as of which a reversion of assets would be permitted by law.

      10.11 Enhanced Early Retirement Programs

            The 1991 Enhanced Early Retirement Program for Cencom Employees, attached hereto as Appendix A, the 1991 Enhanced Early Retirement Program for Alascom Employees, attached hereto as Appendix B, and the 1992 Enhanced Early Retirement Program, attached hereto as Appendix C, are incorporated in this Plan and made a part hereof.

                                   ARTICLE XI

                          Special Top-Heavy Plan Rules

      11.01 Application of Rules

            If the Plan becomes top-heavy, the rules in this Article shall apply and shall control over any other provisions with which they conflict.

      11.02 Determination of Top-Heavy Status

            11.02-1 The Plan shall be top-heavy for a Plan Year if, as of the determination date, the Plan's top-heavy percentage for the year exceeds sixty
(60) percent. The top-heavy percentage is the present value of accrued benefits of all key employees as a percentage of the present value of accrued benefits of all key and non-key employees other than former key employees. Individuals who have not received any compensation from Employer during the five Plan Years ending on the determination date shall not be taken into account.

            11.02-3 The following plans of Employers and affiliates shall be considered as one plan for determining top-heaviness:

                  (a) Any plan in which a key employee participates.

                  (b) Any plan  that must be  considered  in order for a plan in
            (a) to meet the minimum coverage requirements for qualification under Internal Revenue Code Sections
            401(a)(4) and 410.

            11.02-4 "Key employee" and "non-key employee" are defined in Section 416(i) of the Internal Revenue Code.

            11.02-5 For purposes of 11.02-1, the present value of a participant's accrued benefit shall be determined as follows:

                  (a) The participant shall be regarded as terminating service with 100 percent vesting on the valuation date described in (d).

                  (b) The benefit to be valued shall be that payable as of the first Benefit Starting Date after normal retirement date.

                  (c) Rollovers and transfers shall be included or excluded as provided in 11.02-6 and 11.02-7.

                  (d) The  benefit shall be valued as of the most  recent  Plan funding valuation date falling within the Plan Year in which the determination date falls. The valuation shall be based on the Plan's assumptions for determining equivalency of benefits except that the interest rate shall be five (5) percent.

            11.02-6 xcept as provided below, distributions and transfers made within the Plan Year ending on the determination date or the four preceding Plan Years shall be added back to the present value of accrued benefits as of the determination date, unless already counted. The value of a distributed annuity contract is its actuarial value as of the date of distribution. A transfer out of this Plan, or distribution that is rolled over, shall not be added back if either of the following applies:

                  (a) It goes to a plan maintained by an Employer or
            an affiliate.

                  (b) It is not initiated by the employee.

            11.02-7 A rollover or transfer accepted into this Plan before 1984 shall be included in the present value of accrued benefits. A rollover or transfer accepted after 1983 shall be included only if either of the following applies:

                  (a) It goes to a plan maintained by an Employer or an
            affiliate.

                  (b) It is not initiated by the employee.

            11.03 Top-Heavy Plan Restrictions

            11.03-1 The following provisions shall apply, effective the first day of the first Plan Year for which the Plan is top-heavy, and shall continue in effect even if the Plan ceases to be top-heavy.

            11.03-2 All benefits attributable to Employer contributions shall be 100 percent vested if the participant satisfies both of the following conditions:

                  (a) Has at least three Years of Service.

                  (b) Has an Hour of  Service  during a Plan  Year for which the
            Plan is top-heavy.

            11.03-3 The minimum benefit attributable to Employer contributions shall be the following:

                  (a) The participant's average W-2 compensation from Employer during the five consecutive Years of Service of highest aggregate compensation, time

                  (b) The lesser of the following:

                        (1) 2 percent of each Benefit Year.

                        (2) 20 percent.

            11.03-4 Years of Service under 11.03-3 do not include the following:

                  (a) Plan Years for which the Plan is not top-heavy.

                  (b) Years of Service completed in a Plan Year beginning before 1984.

            11.03-5 The minimum benefit under 11.03-3 shall be a single life annuity with no ancillary benefits, commencing at the normal retirement Benefit Starting Date. The minimum benefit shall be actuarially decreased if the actual Benefit Starting Date is earlier than the normal retirement Benefit Starting Date and actuarially increased if later.

            11.03-3 The limitation in 6.06-7(d) shall be determined using 1.0 in place of 1.25.

      IN WITNESS WHEREOF, Century Telephone Enterprises, Inc. has executed this Plan this 31st day of December, 1998.

ATTEST:                             CENTURY TELEPHONE ENTERPRISES, INC.

/s/  Linda B. Vaughn                By:  /s/ R. Stewart Ewing, Jr.
---------------------               -----------------------------------



                                   APPENDIX A
                                       TO
                           CENTURYTEL RETIREMENT PLAN

                     1991 ENHANCED EARLY RETIREMENT PROGRAM
                              FOR CENCOM EMPLOYEES


Enhanced early retirement benefits shall be paid from the CenturyTel Retirement Plan (the Plan) to eligible participants under the 1991 Enhanced Early Retirement Program for Cencom Employees (the Program) who terminate employment within the prescribed period, as provided below. Terms used in this Appendix and not defined in it shall have the same meaning as the Plan document.

      1.    Eligibility
            -----------

            1.1 Conditions. Benefits under the Program shall be available to all individuals who are not excluded by 1.2 and satisfy the following conditions:

                  (a)   Are   employed  by  Cencom  Inc.  or  Cencom  of
            Wisconsin, Inc. or have retired from such employment since January 1, 1991.

                  (b) Attained age fifty (50) on or before December 31, 1991.

                  (c) Have five (5) or more Benefit Years by December 1, 1991.

            1.2 Excluded Employees. An employee is excluded from participation in the Program if the employee was previously retired under the Plan, was rehired and continues to receive benefits based on the previous retirement.

            1.3 Election to Participate. An individual who meets the conditions in 1.1 may elect to participate in the Program by giving written notice on a form prescribed by the Committee. To be effective, such form must be received by the Committee no later than the first of the month following notification of election. An individual who does not give such notice or who terminates employment before the date fixed under 1.4 shall not receive the enhanced benefits of the Program.

            1.4 Retirement Date. November 1, 1991 is the estimated retirement date for each eligible employee who has elected to participate in the Program under 1.3 unless the Employer fixes a different date by notice to the employee. A different retirement date shall be no later than December 31, 1991. An eligible individual who has retired before the first general announcement of the Program shall be treated as having retired on the date fixed by the Employer.

            1.5 Other Termination Payments. The enhanced benefits provided under the Program shall be in lieu of any severance, unemployment compensation or other payments to which an individual is entitled as a result of termination of employment. An election to participate in the Program by an individual who is entitled to receive any such payments shall be a waiver of the payment

      2.    Benefit Enhancement.
            --------------------

            A participant in the Program shall receive enhanced early retirement benefits from the Plan as provided below. Any enhancement that would exceed the maximum benefit limits imposed by law shall be paid by the Employer outside the Plan.

            2.1 Commencement Before Age 55. A participant in the Program who is under age 55 shall commence receiving early retirement benefits under the Plan upon termination of employment as though the participant were age 55 or over.

            2.2 Benefit Formula. A participant in the Program shall have a normal retirement basic benefit equal to Benefit Years (BY) times 1.8 percent of Final Average Pay (FAP) as follows:

                                 BY x 1.8% x FAP

For the purpose of this Program, Final Average Pay shall be the participant's Final Average Pay at December 31, 1990.

            2.3 Five Additional Benefit Years. A participant in the program shall have a normal retirement basic benefit calculated with the addition of five (5) more Benefit Years than the number of Benefit Years otherwise credited under the terms of the Plan.

            2.4 Early Retirement Reduction. A participant in the program shall receive the amount payable at normal retirement with no reduction for early retirement to age 62; reduced three (3) percent per year for early retirement before age 62.

            2.5 Social Security Bridge. A participant in the Program shall be paid an additional monthly benefit from the Plan equal to fifteen (15) percent of the participant's monthly salary rate at the time of retirement, but no more than $1,000 per month. The additional monthly benefit shall commence along with the regular retirement benefit and shall be paid on the same monthly schedule. The additional benefit shall terminate with the month prior to the first month for which the participant is eligible to receive a Social Security retirement benefit, or the month of the participant's death, if earlier.

      3.    Death of Participant.
            --------------------

            The surviving spouse of an eligible individual who has elected to participate in the Program and who dies before the Benefit Starting Date shall have a pre-retirement death benefit calculated without regard to the enhancements provided by the Program. On a participant's death after the Benefit Starting Date, death benefits shall be paid only in accordance with the form of benefit elected by the participant.


                                   APPENDIX B
                                       TO
                           CENTURYTEL RETIREMENT PLAN

                     1991 ENHANCED EARLY RETIREMENT PROGRAM
                              FOR ALASCOM EMPLOYEES


Enhanced early retirement benefits shall be paid from the CenturyTel Retirement Plan (the Plan) to eligible participants under the 1991 Enhanced Early Retirement Program for Alascom Employees including Alascom engineering department employees located in Vancouver, Washington (the Program) who terminate employment within the prescribed period, as provided below. Terms used in this Appendix and not defined in it shall have the same meaning as the Plan document.

      1.    Eligibility
            -----------

            1.1 Conditions. Benefits under the Program shall be available to all individuals who are not excluded by 1.2 and satisfy the following conditions:

                  (a) Are  employed by Alascom,  Inc. or have  retired from such employment since January 1, 1991.

                  (b) The  employer  shall fix the age of eligible  employees by notice to employees. The attained age as of December 31, 1991 shall be the age for eligibility purposes. The employer shall not fix an eligibility age of less than fifty (50) years as of December 31, 1991.

            1.2 Excluded Employees. An employee is excluded from participation in the Program if the employee was previously retired under the Plan, was rehired and continues to receive benefits based on the previous retirement.

            1.3 Election to Participate. An individual who meets the conditions in 1.1 may elect to participate in the Program by giving written notice on a form prescribed by the Committee. To be effective, such form must be received by the Committee no later than December 27, 1991. An individual who does not give such notice or who terminates employment before the date fixed under 1.4 shall not receive the enhanced benefits of the Program.

            1.4 Retirement Date. December 1, 1991 is the estimated retirement date for each eligible employee who has elected to participate in the Program under 1.3 unless the Employer fixes a different date by notice to the employee. A different retirement date shall be no later than December 31, 1991. An eligible individual who has retired before the first general announcement of the Program shall be treated as having retired on the date fixed by the Employer.

            1.5 Other Termination Payments. The enhanced benefits provided under the Program shall be in lieu of any severance, unemployment compensation or other payments to which an individual is entitled as a result of termination of employment. An election to participate in the Program by an individual who is entitled to receive any such payments shall be a waiver of the payment

      2.    Benefit Enhancement
            -------------------
            A participant in the Program shall receive enhanced early retirement benefits from the Plan as provided below. Any enhancement that would exceed the maximum benefit limits imposed by law shall be paid by the Employer outside the Plan.

            2.1 Commencement. Before Age 55. A participant in the Program who is under age 55 shall commence receiving early retirement benefits under the Plan upon termination of employment as though the participant were age 55 or over.

            2.2 Benefit Formula. A participant in the Program shall have a normal retirement basic benefit equal to Benefit Years (BY) times 1.8 percent of Final Average Pay (FAP) as follows:

                                 BY x 1.8% x FAP

For the purpose of this Program, Final Average Pay shall be the participant's Final Average Pay at December 31, 1990.

            2.3 Five Additional Benefit Years. A participant in the program shall have a normal retirement basic benefit calculated with the addition of five (5) more Benefit Years than the number of Benefit Years otherwise credited under the terms of the Plan.

            2.4 Early Retirement Reduction. A participant in the program shall receive the amount payable at normal retirement with no reduction for early retirement to age 62; reduced three (3) percent per year for early retirement before age 62.

            2.5 Social Security Bridge. A participant in the Program shall be paid an additional monthly benefit from the Plan equal to fifteen (15) percent of the participant's base pay as of September 1, 1991; the Social Security Bridge shall not be less than $400 per month or greater than $1,000 pre month. The additional monthly benefit shall commence along with the regular retirement benefit and shall be paid on the same monthly schedule. The additional benefit shall terminate with the month prior toe the first month for which the participant is eligible to receive a Social Security retirement benefit, or the month of the participant's death, if earlier.

The Social Security level income option in 6.09-3(d) of the Retirement Plan is not available to participants who elect enhanced early retirement benefits because the Social Security Bridge Benefit is provided in lieu of this option.


      3.    Death of Participant.
            --------------------

            The surviving spouse of an eligible individual who has elected to participate in the Program and who dies before the Benefit Starting Date shall have a pre-retirement death benefit calculated without regard to the enhancements provided by the Program. On a participant's death after the Benefit Starting Date, death benefits shall be paid only in accordance with the form of benefit elected by the participant.


                                   APPENDIX C
                                       TO
                           CENTURYTEL RETIREMENT PLAN

                     1992 ENHANCED EARLY RETIREMENT PROGRAM

Enhanced early retirement benefits shall be paid from the CenturyTel Retirement Plan (the Plan) to eligible participants under the 1992 Enhanced Early Retirement Program (the Program) who terminates employment within the prescribed period, as provided below. Terms used in this Appendix and not defined in it shall have the same meaning as the Plan document.

      1.    Eligibility.
            ------------

            1.1 Conditions. Benefits under the Program shall be available to all individuals who are not excluded by 1.2, who are described in either (a) or (b) below, and satisfy the minimum age requirement in (c) below:

                  (a) This paragraph includes individuals who on August 19, 1992 are employed in or serve as officer of the following organizations or work locations or have returned from such employment since January 1, 1992:

|X|   Pacific Telecom, Inc.

|X|   Pacific Telecom Cable

|X|   Central Toll Investigation Department

|X|   Inter-Island Telephone Company

|X|   Peninsula Telecommunications, Inc.

|X|   Tel Com Construction Company (exempt employees only)

|X|   Telephone Utilities of Washington, Inc. (Long Beach only)

                  (b) This paragraph includes individuals whose employment with Pacific Telecom, Inc. or Alascom, Inc. was terminated between January 1, 1992 and September 1, 1992 as a result of a reduction in force.

                  (c) The Company shall fix a minimum age  requirement  for each organization or work location described in (a). Satisfaction of the minimum age shall be based on the employee's attained age as of December 31, 1992. The minimum ages are set forth below.

|X|   Pacific Telecom, Inc. - Age 52

|X|   Pacific Telecom Cable - Age 50

|X|   Central Toll Investigation Department - Age 52

|X|   Inter-Island Telephone Company - Age 55

|X|   Peninsula Telecommunications, Inc. - Age 55

|X|   Tel Com Construction Company (exempt employees only)
                              Age 52

|X|   Telephone Utilities of Washington, Inc. (Long Beach only)
                              Age 55

            1.2 Excluded Employees. An employee is excluded from participation in the Program if the employee was previously retired under the Plan, was rehired and continues to receive benefits based on the previous retirement.

            1.3 Election to Participate. An individual who meets the conditions in 1.1 may elect to participate in the Program by giving written notice on a form prescribed by the Committee. An individual who does not give such notice or who terminates employment before the date fixed under 1.4 shall not receive the enhanced benefits of the Program.

            To be effective, such form must be received by the Committee no later than the following dates:

                  (a) October 19, 1992 shall be the due date unless (b),  (c) or
            (d) applies.

                  (b) An eligible individual who was not notified of the Program by October 19, 1992 shall have until close of business on December 31, 1992 to elect to participate in the Program.

                  (c) An eligible individual who was notified of the Program but did not elect to participate by October 19, 1992 may elect to do so before close of business on April 16, 1993.

                  (d) An  officer  or  employee  of  Pacific  Telecom  Cable who becomes eligible as a result of reducing the eligibility age from 52 to 50 may elect to participate in the Program before close of business on May 31, 1993.

            1.4 Retirement Date. The retirement date for each eligible employee who has elected to participate in the Program shall be December 1, 1992 if the election is made pursuant to 1.3(a) or (b) and shall be June 1, 1993 if the election is made pursuant to 1.3(c). However, the participant's Employer may fix a different retirement date by notice to the employee, which shall be no later than December 1, 1993. An eligible individual who has retired under 1.1(a) or been terminated in a reduction in force under 1.1(b) before the first general announcement of the Program shall be treated as having retired on December 1, 1992.

            1.5 Other Termination Payments. The enhanced benefits provided under the Program shall be in lieu of any severance, unemployment compensation or other payments to which an individual is entitled as a result of termination of employment. An election to participate in the Program by an individual who is entitled to receive any such payment shall be a waiver of the payment. If an eligible individual who has already received such payments elects to participate in the Program, the individual's additional benefits under this Appendix shall be offset in full by the amount of such payments until they are entirely recovered. The individual then shall receive the full amount, free of offset.

      2.    Benefit Enhancement.

            A participant in the Program shall receive enhanced early retirement benefits from the Plan as provided below. Any enhancement that would exceed the maximum benefit limits imposed by law shall be paid by the Employer outside the Plan.

            2.1 Commencement Before Age 55. A participant in the Program who is under age 55 shall commence receiving early retirement benefits under the Plan upon termination of employment as though the participant were age 55 or over.

            2.2 Benefit Formula. A participant in the Program shall have a normal retirement basic benefit equal to Benefit Years (BY) times 1.8 percent of Final Average Pay (FAP) as follows:

                                 BY x 1.8% x FAP

For the purpose of this Program, Final Average Pay shall be the participant's Final Average Pay at December 31, 1991.

            2.3 Five Additional Benefit Years. A participant in the program shall have a normal retirement basic benefit calculated with the addition of five (5) more Benefit Years than the number of Benefit Years otherwise credited under the terms of the Plan.

            2.4 Early Retirement Reduction. A participant in the program shall receive the amount payable at normal retirement with no reduction for early retirement to age 62; reduced three (3) percent per year for early retirement before age 62.

            2.5 Social Security Bridge. A participant in the Program shall be paid an additional monthly benefit from the Plan equal to fifteen (15) percent of the participant's base pay as of August 1, 1992; the Social Security Bridge shall not be less than $400 per month or greater than $1,000 per month. The additional monthly benefit shall commence along with the regular retirement benefit and shall be paid on the same monthly schedule. The additional benefit shall terminate with the month prior to the first month for which the participant is eligible to receive a Social Security retirement benefit, or the month of the participant's death, if earlier.

The Social Security level income option in 6.09-39d) of the Retirement Plan is not available to participants who elect enhanced early retirement benefits because the Social Security Bridge Benefit is provided in lieu of this option.

      3.    Death of Participant.

            The surviving spouse of an eligible individual who has elected to participate in the Program and who dies before the Benefit Starting Date shall have a pre-retirement death benefit calculated without regard to the enhancements provided by the Program. On a participant's death after the Benefit Starting Date, death benefits shall be paid only in accordance with the form of benefit elected by the participant.


                                TABLE OF CONTENTS



ARTICLE I....................................................................1
      Effective Date; Qualification..........................................1
            1.01  Effective Date; Plan Year..................................1
            1.02  Qualification..............................................2

ARTICLE II...................................................................2
      Application to the Company and Affiliates..............................2
            2.01  Eligible Employers.........................................2
            2.02  Service for Affiliates.....................................3
            2.03  Adoption Procedure.........................................3

ARTICLE III..................................................................4
      Eligibility and Service................................................4
            3.01  Conditions of Eligibility..................................4
            3.02  Service....................................................4
            3.03  Break in Service...........................................6
            3.04  Leaves of Absence..........................................7
            3.05  Layoff.....................................................7
            3.06  Benefit Years..............................................8
            3.07  Short and Overlapping Computation Periods..................8

ARTICLE IV...................................................................9
      Plan Administration....................................................9
            4.01  Retirement Committee.......................................9
            4.02  Committee Powers and Duties................................9
            4.03  Claims Procedure..........................................10
            4.04  Authority to Act for the Company or Employer..............11
            4.05  Expenses..................................................11

ARTICLE V...................................................................11
      Funding...............................................................11
            5.01  Funding Policy............................................11
            5.02  Contributions.............................................11
            5.03  Reports to Committee......................................12
            5.04  Trust Fund................................................12

ARTICLE VI..................................................................12
      Retirement Benefits...................................................12
            6.01  Eligibility; Retirement Dates.............................12
            6.02  Normal Retirement Basic Benefit...........................12
            6.03  Early Retirement..........................................16
            6.04  Deferred Retirement Basic Benefit.........................17
            6.05  Cost-of-Living Adjustment.................................18
            6.06  ...........................................Limit on Benefits
                  18
            6.07  Application for Benefits..................................20
            6.08  Time of Payment...........................................21
            6.09  Form of Retirement Benefit................................22
            6.10  Limits on Time and Form of Payout.........................24
            6.11  Death Benefit for Spouse..................................25
            6.12  Disability................................................27
            6.13  Reemployment After Retirement.............................28

ARTICLE VII.................................................................28
      Benefits After Termination of Employment..............................28
            7.01  Vesting of Benefits.......................................28
            7.02  Accrued Benefit; Payment..................................29
            7.03  Cash Settlement...........................................29
            7.04  Forfeiture of Nonvested Retirement Benefits...............30

ARTICLE VIII................................................................31
      Medical Benefits......................................................31
            8.01  Eligibility...............................................31
            8.02  Medical Benefits..........................................31
            8.03  Separate Medical Benefits Account.........................32
            8.04  Limitation on Contributions...............................32
            8.05  Satisfaction of Liabilities...............................32
            8.06  Forfeiture of Benefits....................................32

ARTICLE IX..................................................................32
      Amendment and Termination.............................................32
            9.01  Amendment.................................................32
            9.02  Termination...............................................33
            9.03  Treatment of Employers....................................33
            9.04  Allocation of Assets on Termination.......................34
            9.05  Merger....................................................34

ARTICLE X...................................................................35
      General Provisions....................................................35
            10.01 Information for Committee.................................35
            10.02 Indemnity and Bonding.....................................35
            10.03 Applicable Law............................................35
            10.04 Plan Binding on All Parties...............................35
            10.05 Not Contract of Employment................................36
            10.06 Notices...................................................36
            10.07 Benefits Not Assignable; Qualified Domestic
                  Relations Order ..........................................36
            10.08 Designation of Beneficiary................................36
            10.09 Actuarial Equivalency.....................................37
            10.10 Nonreversion of Assets....................................37
            10.11 Enhanced Early Retirement Programs........................38

ARTICLE XI..................................................................38
      Special Top-Heavy Plan Rules..........................................38
            11.01 Application of Rules......................................38
            11.02 Determination of Top-Heavy Status.........................38
            11.03 Top-Heavy Plan Restrictions...............................39